Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,427,185.00
Previously Paid Amount	0.00
Total Fee Amount	5,168.69
Total Offset Amount	0.00
Net Fee	$ 5,168.69